UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015

Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 North McCarthy Blvd.
Milpitas, CA 95035
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (669) 900-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A is being filed to include the conformed signature, which was omitted due to administrative error on the Form 8-K filed with the Securities and Exchange Commission on December 10, 2015.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

Silicon Graphics International Corp. (the "Company") held its 2015 Annual Meeting of Stockholders on December 8, 2015 (the "Annual Meeting"). As of the record date, October 16, 2015, there were issued and outstanding and entitled to vote at the Annual Meeting 35,463,390 shares of the Company's common stock. A total of 32,996,399 shares of the Company's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company's stockholders voted on four proposals at the Annual Meeting. The proposals are described in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 23, 2015 (the "Proxy Statement"). The final results of the votes regarding each proposal are set forth below.

Proposal No. 1: Election of Directors

The Company's stockholders elected the following six persons to the Company's Board of Directors, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The voting results regarding this proposal are set forth below:

Director Nominee	For	Withheld	Broker Non-Votes
Ronald D. Verdoorn	24,861,455	2,101,299	6,033,645
Charles M. Boesenberg	26,451,376	511,378	6,033,645
Gary A. Griffiths	24,824,129	2,138,625	6,033,645
Michael W. Hagee	24,852,839	2,109,915	6,033,645
Douglas R. King	26,453,652	509,102	6,033,645
Jorge L. Titinger	26,164,876	797,878	6,033,645

Proposal No. 2: Approval of Certain Amendments to, and an Increase in the Number of Shares Reserved Under, the Company's 2014 Omnibus Incentive Plan

The Company's stockholders approved certain amendments to, and an increase in the number of shares reserved under, the Company's 2014 Omnibus Incentive Plan.  The voting results regarding this proposal are set forth below:

For:	19,722,559
Against:	7,234,672
Abstain:	5,523
Broker Non-Votes:	6,033,645

Proposal No. 3:  Ratification of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 24, 2016. The voting results regarding this proposal are set forth below:

For:	32,776,875
Against:	192,751
Abstain:	26,773
Broker Non-Votes:	6,033,645

Proposal No. 4: Non-Binding Advisory Vote with respect to Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement. The voting results regarding this proposal are set forth below:

For:	24,601,265
Against:	2,312,813
Abstain:	48,676
Broker Non-Votes:	6,033,645

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.

Dated: December 10, 2015                                                                                                                By: /s/ Kirk O. Williams
     Kirk O. Williams
        Corporate Secretary